People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Gulf South Bank Conference
New Orleans, LA
May 7, 2009

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract non-interest bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that effect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark's borrowers, changes in Trustmark's ability to control expenses, changes in Trustmark's compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, acts of war or terrorism and other risks described in Trustmark's filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Corporation

March 31, 2009

Trustmark Banking and Financial Solutions



Oklahoma
Arkansas
Tennessee
Mississippi
Alabama
Texas
Louisiana
Florida

Trustmark is an integrated provider of banking and financial solutions

- $9.8 billion in total assets
- $6.6 billion in loans held for investment
- $7.2 billion in deposits
- $1.1 billion of market capitalization
- Serving Florida, Mississippi, Tennessee and Texas
- 150 Banking Centers
- 2,600 Associates

Reasons to Invest in Trustmark

- Diversified business mix in attractive markets
- Liquid, well-positioned balance sheet
- Solid profitability metrics
- Strong capital base
- Positioned for growth and profitability
- Focused on maximizing shareholder value

Trustmark Corporation
Revenue and Noninterest Income Composition

Year Ended December 31, 2008

($ in millions)



Total Revenue $496
Mortgage $47
Auto/Credit Card $26
Insurance $33
Treasury & Other $64
Wealth Management $33
10%
5%
7%
13%
7%
Memphis, TN 3%
Houston, TX 6%
MS-Other 19%
FL Panhandle 3%
Jackson 27%
Commercial – Retail Banking $293



Total Noninterest Income $177
Service Charges $54
General Banking $31
30%
18%
Other $5
3%
15%
16%
18%
Mortgage $26
Insurance $33
Wealth Management $29

Fee Income to Total Revenue 35.7%

Trustmark Corporation
Loans Held for Investment
March 31, 2009

($ in millions)

Commercial Loans $4,377



Other
$309
7%
State &
Political Subs
$267
6%
Construction
& Land
Development
$1,000
23%
Owner
Occupied RE
$699
16%
19%
29%
CRE Income
Producing
$843
C & I
$1,259

Consumer Loans $2,263



Other
$80
4%
Branch
Direct
$781
34%
Home
Mortgage
$796
35%
2%
25%
Credit Card
$40
Indirect
Auto
$566

Total Loans $6,640

Trustmark Corporation Deposits

March 31, 2009

($ in millions)

By Type


Time $2,609
37%
Noninterest Checking $1,504
21%
26%
Interest Checking $1,863
12%
4%
Money Market $867
Savings $294

By Region


FL Panhandle $222
Memphis, TN $632
Houston, TX $583
3%
9%
8%
34%
46%
Other MS $2,411
Jackson, MS $3,309

Total Deposits $7,157

Trustmark Corporation Financial Results

($ in millions, except per share data)

	Q1-08	Q2-08	Q3-08	Q4-08	Q1-09
Pre-tax, pre-provision income	$53.4	$56.5	$48.6	$54.2	$57.1
Net income to common	$26.2	$17.6	$23.4	$24.0	$23.4
Return on average tangible common equity	17.59%	11.70%	15.16%	15.10%	14.46%
Return on average assets	1.19%	0.77%	1.02%	1.07%	1.10%
Net Interest Margin - FTE	3.92%	3.91%	4.01%	4.20%	4.18%
Efficiency Ratio	56.64%	56.64%	58.85%	55.86%	55.56%


$0.50
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.46
0.23
0.31
0.23
0.41
0.23
0.42
0.23
0.41
0.23
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
Earnings per common share - Diluted
Dividends per common share

Trustmark Corporation
Capital Position

($ in millions)

	Q1-08	Q2-08	Q3-08	Q4-08	Q1-09
Tangible common equity/Tangible assets	7.05%	6.88%	7.22%	6.95%	7.20%
Tier 1 risk-based capital ratio	9.42%	9.58%	9.86%	13.01%	13.34%*
Total risk-based capital ratio	11.21%	11.46%	11.80%	14.95%	15.28%*



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$937
$936
$949
$1,178
$1,200
$619
$619
$633
$658
$681
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
Common Equity
Preferred Equity
Tangible Common Equity

*Excluding $215 million in Senior Preferred stock issued under Capital Purchase Program, tier 1 risk-based capital and total risk-based capital at March 31, 2009, are an estimated 10.20% and 12.14%, respectively.

Jackson Metro

Trustmark Banking and Financial Solutions

- Trustmark has $2.1 billion in loans and $3.3 billion in deposits+
- Maintain market dominance by focusing on cross-selling and retention
- Four new banking centers opened during last 36 months



MADISON
MISSISSIPPI
HINDS
RANKIN
Canton
Flora
Ross Barnett Reservoir
Madison
Ridgeland
Clinton
Bolton
Raymond
Flowood
Pearl
Brandon
Pelahatchie
Richland
Florence
Natchez Trace Pkwy
Banking center

County	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	253,766	1.09%	43.55%	21
Rankin	141,751	13.37%	31.25%	11
Madison	93,668	14.26%	27.44%	8
TOTAL	**489,185**	**7.17%**	**37.54%**	**40**

+ As of 3/31/2009
++ As of 6/30/2008
Source: SNL Financial and ESRI

Houston MSA

- Trustmark has 16 banking centers
- $855 million in loans and $583 million in deposits+
- Building stronger Commercial, Retail, and Wealth Management platforms
- Six new banking centers opened during last 36 months



GRIMES
MONTGOMERY
Shenandoah
The Woodlands
Splendora
LIBERTY
Hempstead
Prairie View
Tomball
Spring Creek
Waller
Kingwood
WALLER
Humble
Lake Houston
TEXAS
Aldine
Jersey Village
HARRIS
Greens Bayou
Sheldon Reservoir
Barrett
San Jacinto
Highlands
San Felipe
Brookshire
Katy
AUSTIN
I-10 Hov Ln
Bunker Hill Village
Spring Valley
Piney Point Village
Houston
Jacinto City
Channelview
Buffalo Bayou
Baytown
Galena Park
Pasadena
Simonton
Bellaire
Deer Park
La Porte
Wallis
Sugar Land
Brays Bayou
South Houston
Armand Bayou
Stafford
Richmond
Missouri City
Taylor Lake Village
FORT BEND
WHARTON
Rosenberg
Pearland
Clear Creek
Webster
East Bernard
BRAZORIA
Friendswood
Bacliff
Smithers Lake
Manvel
GALVESTON
Hardy Toll S
US-59 Hov Ln

■ Banking center

County	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	5,583,450	15.09%	0.55%	16

+ As of 3/31/2009
++ As of 6/30/2008
Source: SNL Financial and ESRI

Memphis MSA

- Trustmark has $443 million in loans and $632 million in deposits+
- Focus on middle market commercial and real estate lending
- Three new banking centers opened during last 36 months



Rosemark
Millington
Arlington
Loosahatchie
TENNESSEE
Lakeland
Marion
Bartlett
Somerville
Eads
Memphis
Fisherville
Williston
FAYETTE
Germantown
Lake McKellar
Collierville
Rossville Junction
SHELBY
Southaven
Olive Branch
Horn Lake
Memphis
MARSHALL
Byhalia
DE SOTO
Hernando
Coldwater
MISSISSIPPI

■ Banking center

	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,324,150	6.28%	3.16%	24

+ As of 3/31/2009
++ As of 6/30/2008
Source: SNL Financial and ESRI

Florida Panhandle

- Trustmark has $606 million in loans and $222 million in deposits+
- Cross-sell to Fisher-Brown's commercial insurance customers
- Focus on commercial lending
- Expand Wealth Management
- New banking center in Panama City opened June 2008


Banking center
FLORIDA
OKALOOSA
WALTON
BAY
WASHINGTON
HOLMES
Choctawhatchee Bay
West Bay
Gulf of Mexico
Niceville
Valparaiso
Wright
Ocean City
Mary Esther
Fort Walton Beach
Destin
Miramar Beach
Santa Rosa Beach
Freeport
Redbay
Ponce de Leon
Vernon
Southport
Laguna Beach
Panama City Beach
Panama City
Hiland Park

County	2008 Population	2008-13 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,977	7.82%	5.32%	3
Okaloosa	197,945	9.94%	1.40%	3
Walton	57,044	22.51%	8.18%	3
Total	**425,966**	**10.77%**	**3.74%**	**9**

+ As of 3/31/2009
++ As of 6/30/2008
Source: SNL Financial and ESRI

2008 Strategic Focus

Trustmark
Banking and Financial Solutions

- **Manage crisis in financial services industry**
  - Reduced credit exposure in Florida, indirect auto, HELOC and credit card
  - Increased investment securities portfolio
  - Maintained stable deposit base
  - Managed mortgage banking interest rate volatility
- **Assess and resolve problem assets and lines of business**
  - Loan loss reserves exceeded NCOs by $15.1 million; ALL increased 28bps to 1.41% of total loans
  - Exited indirect auto operations
  - Established Florida Special Assets group
- **Preserve and grow tangible equity**
  - Increased internally generated tangible common equity $58.1 million
  - Issued $215 million in senior preferred securities to U.S. Treasury
  - Tangible book value per share increased 9.6% to $11.49
  - Total risk based capital increased from 10.93% to 14.95%

2008 Strategic Focus

Trustmark
Banking and Financial Solutions

- **Continue retail banking center program**
  - Opened six banking centers in Houston (2), Memphis, Panama City, MS Gulf Coast, and Jackson
  - Closed two offices with limited growth opportunities

- **Invest in technology with new retail deposit system**
  - Implemented Phase I of Argo Data Platform
  - Continued image technology deployment: check processing, remote capture, merchant check capture

- **Devote resources to grow Houston franchise**
  - Expanded network to 16 offices
  - Added market-experienced commercial and retail associates

2009 Strategic Focus

Trustmark
Banking and Financial Solutions

- Manage credit and balance sheet risk
- Enhance and expand Commercial Banking business development program
- Continue development of Houston franchise
- Vigorously defend leadership position in major legacy market
- Preserve equity
- Selectively seek deposit acquisition opportunities

Reasons to Invest in Trustmark

- **Diversified business mix in attractive markets**
- **Liquid, well-positioned balance sheet**
- **Solid profitability metrics**
- **Strong capital base**
- **Positioned for growth and profitability**
- **Focused on maximizing shareholder value**

People you trust.
Advice that works.

Trustmark

Banking and Financial Solutions

Supplemental Information

Trustmark Corporation
Credit Quality Trends

Trustmark
Banking and Financial Solutions

($ in millions)

Quarter Ended March 31, 2009	Florida	Mississippi (1)	Tennessee (2)	Texas	Total
Total Loans *(including HFS)*	$606	$4,902*	$580	$854	$6,942
Nonperforming Loans	$83.8	$21.8	$5.8	$23.1	$134.5
Other Real Estate	$19.8	$9.9	$9.1	$3.3	$42.1
Nonperforming Assets	$103.6	$31.7	$14.9	$26.4	$176.6
Nonperforming Assets/Total Loans + ORE	16.55%	0.65%	2.53%	3.08%	2.53%
Provision for Loan Losses	$10.7	$4.4	$1.6	$0.1	$16.8
Net Charge-offs	$6.9	$3.4	$0.8	$0.3	$11.4

Periods Ended	2003	2004	2005	2006	2007	2008	1Q-09
Total Loans *(Including HFS)*	$5,044	$5,477	$6,060	$6,659	$7,188	$6,961	$6,942
Allowance for Loan and Lease Losses	$74.3	$64.8	$76.7	$72.1	$79.9	$94.9	$100.4**
NPA/Total Loans + ORE	0.59%	0.51%	0.56%	0.58%	1.02%	2.18%	2.53%
Net Charge-offs/Average Loans	0.21%	0.12%	0.13%	0.06%	0.23%	0.87%	0.66%

* Includes loans HFS of $302 million

** Allocation of $100.4 million allowance for loan losses represented 1.95% of commercial loans and 0.73% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.51%.

(1) Mississippi includes Central and Southern Mississippi regions

(2) Tennessee includes Memphis, Tennessee and Northern Mississippi regions.

Construction and Land Development

March 31, 2009

($ in millions)

	Total Construction Land and Development Loans			Florida			Mississippi (Central and Southern Regions)			Tennessee (Memphis, TN / Northern MS Region)			Texas		
		$	% of Total Loans		$	% of Loan Type		$	% of Loan Type		$	% of Loan Type		$	% of Loan Type
Lots	$	119	11.9%	$	74	62.3%	$	28	23.4%	$	5	4.6%	$	11	9.7%
Development		216	21.6%		42	19.4%		84	39.0%		12	5.3%		78	36.3%
Unimproved land		286	28.6%		99	34.6%		106	37.2%		34	11.8%		47	16.4%
1-4 family construction		169	16.9%		26	15.3%		78	46.3%		11	6.3%		54	32.1%
Other construction		210	21.0%		36	16.9%		86	40.7%		20	9.4%		69	32.9%
Construction and land development loans	$	1,000	100.0%	$	276	27.6%	$	382	38.2%	$	81	8.1%	$	260	26.0%

By Type



Other construction $210
Lots $119
Development $216
21%
12%
22%
17%
28%
1-4 Family construction $169
Unimproved land $286

By Region



Texas $260
Florida $276
26%
28%
8%
38%
Tennessee $81
Mississippi $382

Florida Loans

March 31, 2009

Trustmark
Banking and Financial Solutions

($ in millions)

Loan Type	$	% of Loans
Construction and land development	$ 276	45.6%
Secured by 1-4 family residential	94	15.5%
Secured by nonfarm, nonresidential	181	29.9%
Other real estate secured	13	2.1%
Commercial and industrial loans	18	3.0%
Consumer loans	3	0.4%
Other loans	22	3.6%
Total Loans	$ 606	100.0%

Construction Land and Development	$	% of Loans
Lots	$ 74	26.8%
Development	42	15.1%
Unimproved land	99	35.9%
1-4 family construction	26	9.4%
Other construction	36	12.9%
Construction and land development loans	$ 276	100.0%

Total Loans by Type
$606 million



Nonfarm, nonresidential $181
30%
Other Real Estate Secured $13
2%
C & I $18
3%
Other $25
4%
15%
46%
1-4 Family $94
Construction & land development $276

Construction and Land Development
$276 million



Other construction $36
13%
1-4 Family $26
9%
Lots $74
27%
36%
15%
Unimproved land $99
Development $42

Florida Credit Quality

March 31, 2009

($ in thousands)

FLORIDA CREDIT QUALITY	Total Loans	Criticized Loans (1)	Special Mention (2)	Classified (3): Accruing	Classified (3): Nonimpaired Nonaccrual	Classified (3): Impaired Nonaccrual (4)	Total Loans Less Impaired Loans	Loan Loss Reserves	Loan Loss Reserve % of Non-Impaired Loans
Construction and land development loans:									
Lots	$ 74,002	$ 24,971	$ 4,635	$ 7,278	$ 10,453	$ 2,605	$ 71,397	3,899	5.46%
Development	41,769	16,910	-	-	5,566	11,344	30,425	4,050	13.31%
Unimproved land	99,063	59,461	24,716	11,909	3,455	19,381	79,682	5,046	6.33%
1-4 family construction	25,878	11,777	-	1,651	539	9,587	16,291	487	2.99%
Other construction	35,603	21,992	2,749	9,320	3,314	6,609	28,994	3,505	12.09%
Construction and land development loans	$ 276,315	$ 135,111	$ 32,100	$ 30,158	$ 23,327	$ 49,526	$ 226,789	$ 16,987	7.49%
Commercial, commercial real estate and consumer	329,710	46,441	17,891	17,614	8,335	2,601	327,109	7,878	2.41%
Total Florida loans	$ 606,025	$ 181,552	$ 49,991	$ 47,772	$ 31,662	$ 52,127	$ 553,898	$ 24,865	4.49%

(1) Criticized loans equal all special mention and classified loans.

(2) Special mention loans exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.

(3) Classified loans include those loans identified by management as exhibiting well-defined credit weaknesses that may jeopardize repayment in full of the debt.

(4) All nonaccrual loans over $1 million are individually assessed for impairment in accordance with SFAS No. 114. Impaired loans have been determined to be collateral dependent and assessed using a fair value approach. Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals. Appraised values are adjusted down for costs associated with asset disposal. When a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset's net realizable value is charged off.

Trustmark Corporation
Securities
March 31, 2009

($ in millions)



Municipals $125
Other $34
HTM $257
Mortgage 9%
Municipals 5%
7%
2%
77%
Mortgage Backed Securities $1,454

Securities $1,870

Trustmark Corporation
Borrowings
March 31, 2009

($ in millions)



Junior subordinated debt securities $70
Subordinated notes $50
Lon-term FHLB advances $75
Fed funds purchased & repos $607
Treasury Auction Facility (TAF) $350
Other short-term borrowings $98
6%
4%
6%
48%
28%
8%

Borrowings $1,250

Contact Information

Trustmark Banking and Financial Solutions

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK.

Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

Joseph Rein
First Vice President
601-208-6898
jrein@trustmark.com

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions